UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 9, 2007
MATRIXX INITIATIVES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31404	87-0482806

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification
Number)
4742 N. 24th Street, Suite 455, Phoenix, Arizona 85016
(Address of principal executive offices)
(602) 385-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 9, 2007, the Compensation Committee of the Board of Directors of Matrixx Initiatives, Inc. (the “Company”) approved two separate restricted stock grants to the following “named executive officers” included in the Company’s proxy statement relating to its May 11, 2006 annual meeting of shareholders (the “Named Executive Officers”):

		Restricted Stock	Restricted
		Award	Stock Award
Name	Position	(# of Shares) (1)	(# of Shares) (2)
Carl J. Johnson	Chief Executive Officer, President	29,851	16,981

William J. Hemelt	Chief Financial Officer, Executive Vice President of Operations, Treasurer	15,547	4,521

Timothy L. Clarot	Vice President, Research and Development	13,338	3,818

James A. Marini	Vice President, Marketing	9,603	2,914

(1)	The restricted shares in this column vest over three-year period, one-third on March 31, 2008, one-third on March 31, 2009, and one-third on March 31, 2010.

(2)	The restricted shares in this column vest over a two-year period, one-half on March 31, 2008, and one-half on March 31, 2009. As a condition to receiving the restricted share grants in this column, each of the Named Executive Officers was required to surrender to the Company an equal number of restricted shares granted to such Named Executive Officer on February 9, 2006. The surrendered 2006 grants provided that the restricted shares would vest in early 2009 if 2008 performance objectives to be established by the Committee were met.
     On February 9, 2007, the Compensation Committee also approved a bonus plan for the fiscal year ended March 31, 2008 (the “2008 Plan”) (see Item 5.03 below for a discussion of the change of the Company’s fiscal year). The 2008 Plan is based on the Company’s achievement of specified revenue and earnings levels for fiscal year 2008. In addition, if the Company achieves specified revenues and earnings during the fiscal quarter ended March 31, 2007, any awards earned under the 2008 Plan will be increased by twenty-five percent. The 2008 Plan incentive award opportunities (expressed as a percentage of the Named Executive Officer’s 2007 base salary) are as follows:

Name	2008 Plan Award Opportunity*
Carl J. Johnson	Less Than Plan (0%) Plan (100%) Maximum (200%)

William J. Hemelt	Less Than Plan (0%) Plan (40%) Maximum (80%)

Timothy L. Clarot	Less Than Plan (0%) Plan (30%) Maximum (60%)

James A. Marini	Less Than Plan (0%) Plan (30%) Maximum (60%)

*	As described above, if the Company achieves specified revenues and earnings during the fiscal quarter ended March 31, 2007, any awards earned under the 2008 Plan will be increased by twenty-five percent.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 9, 2007, the Board of Directors of the Company approved a change in the Company’s fiscal year end from December 31 to March 31. In March 2007 the Company will file a Report on Form 10-K for its fiscal year ended December 31, 2006. In June 2007 the Company will file a transition report on Form 10-K for the period January 1, 2007 to March 31, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 15, 2007

MATRIXX INITIATIVES, INC.
By:	/s/ William J. Hemelt
William J. Hemelt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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